FDIC loss share asset (Tables)	12 Months Ended
Dec. 31, 2011
F D I C Loss Share Indemnification Asset Table [Text Block]
(In thousands)	2011	2010
Balance at beginning of year	$2,410,219	$-
FDIC loss share indemnification asset recorded at business combination	-	2,425,929
(Amortization) accretion of loss share indemnification asset, net	(10,855)	73,487
Credit impairment losses to be covered under loss sharing agreements	110,457	-
Decrease due to reciprocal accounting on the discount accretion for loans and unfunded
commitments accounted for under ASC Subtopic 310-20	(33,221)	(95,383)
Payments received from FDIC under loss sharing agreements	(561,111)	-
Other adjustments attributable to FDIC loss sharing agreements	(361)	6,186
Balance at December 31	$1,915,128	$2,410,219